                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          DYNAMICWEB ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
         (State or Other Jurisdiction of Incorporation or Organization)

                                   22-2267658
                      (I.R.S. Employer Identification No.)

                                271 Route 46 West
                              Building F, Suite 209
                           Fairfield, New Jersey 07004
               (Address of Principal Executive Offices) (Zip Code)

   DYNAMICWEB ENTERPRISES, INC. 1997 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                             (Full Title of Plan)

                               Sarah Hewitt, Esq.
                  Brown Raysman Millstein Felder & Steiner LLP
                              120 West 45th Street
                            New York, New York 10036
                     (Name and Address of Agent For Service)
                                  212-944-1515
          (Telephone Number, Including Area Code, of Agent For Service)

                                          CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------
                                                          Proposed             Proposed
              Title Of                                     Maximum              Maximum             Amount Of
             Securities                Amount             Offering             Aggregate           Registration
                To Be                   To Be             Price Per            Offering                Fee
             Registered              Registered           Share(1)             Price(1)
--------------------------------------------------------------------------------------------------------------------
        Common Stock, par         50,000 shares            $12.50              $625,000              $165.00
        value $.0001  per
        share
--------------------------------------------------------------------------------------------------------------------

(1) Calculated in accordance with Rule 457(h)(1) and Rule 457(c), based on the average of the bid and asked price as reported on the Nasdaq Stock Market on February 4, 2000.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission are incorporated by reference in this Registration Statement and made a part hereof:

         (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999; and

         (b) All other documents filed by the Registrant after the date of this Registration Statement under Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to the Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and part of this Registration Statement from the date of filing of such documents.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Common Stock - Holders of Common Stock have the right to cast one vote, in person or by proxy, for each share owned of record on the record date (as defined in the Registrant's by-laws) on all matters submitted to a vote of the holders of Common Stock, including the election of directors. Holders of Common Stock do not have cumulative voting rights, which means that holders of more than 50% of the outstanding shares voting for the election of the class of directors to be elected by the Common Stock can elect all of such directors, and, in such event, the holders of the remaining shares of Common Stock will be unable to elect any of the Registrant's directors.

         Holders of the Common Stock are entitled to share ratably in such dividends as may be declared by the Board of Directors out of funds legally available therefor, when, as and if declared by the Board of Directors and are also entitled to share ratably in all of the assets of the Registrant available for distribution to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the affairs of the Registrant. Holders of Common Stock do not have preemptive, subscription or conversion rights. All outstanding shares of Common Stock are, and those shares of Common Stock offered hereby will be, validly issued, fully paid and non-assessable.


ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Certificate of Incorporation provides that the Registrant shall indemnify any person who is or was a director, officer, employee or agent of the Registrant to the fullest extent permitted by the New Jersey Business Corporation Act (the "NJBCA"), and to the fullest extent otherwise permitted by law. The NJBCA permits a New Jersey corporation to indemnify its directors, officers, employees and agents against liabilities and expenses they may incur in such capacities in connection with any proceeding in which they may be involved, unless a judgment or other final adjudication adverse to the director, officer, employee or agent in question establishes that his or her acts or omissions (a) were in breach of his or her duty of loyalty (as defined in the NJBCA) to the Registrant or its shareholders, (b) were not in good faith or involved a knowing violation of law or (c) resulted in the receipt by the director, officer, employee or agent of an improper personal benefit.

         Pursuant to the Registrant's Certificate of Incorporation and the NJBCA, no director or officer of the Registrant shall be personally liable to the Registrant or to any of its shareholders for damages for breach of any duty owed to the Registrant or its shareholders, except for liabilities arising from any breach of duty based upon an act or omission (i) in breach of such director's or officer's duty of loyalty (as defined in the NJBCA) to the Registrant or its shareholders, (ii) not in good faith or involving a knowing violation of law or (iii) resulting in receipt by such director or officer of an improper personal benefit.

         In addition, the Registrant's Bylaws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts incurred or paid in settlement in connection with civil or criminal claims, actions, suits or proceedings against such persons by reason of serving or having served as officers, directors, or in other capacities, if such person acted in good faith, and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, in a criminal action or proceeding, if he had no reasonable cause to believe that his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation or that he or she had reasonable cause to believe his or her conduct was unlawful. Indemnification as provided in the Bylaws shall be made only as authorized in a specific case and upon a determination that the person met the applicable standards of conduct.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not Applicable.

ITEM 8.  EXHIBITS.

         Exhibits:

Number   Title
------   -----
4.1.1    Certificate of Incorporation of Registrant, as filed with the Secretary of State of New Jersey on August 7, 1979 (incorporated by reference to
         Exhibit 3.1.1 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.2 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on May 19, 1980
         (incorporated by reference to Exhibit 3.1.2 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.3 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on April 1981
         (incorporated by reference to Exhibit 3.1.3 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.4 Certificate of Amendment of Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on April 24, 1986
         (incorporated by reference to Exhibit 3.1.4 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.5 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on July 15, 1988
         (incorporated by reference to Exhibit 3.1.5 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.6 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on November 28, 1989
         (incorporated by reference to Exhibit 3.1.6 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.7 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on August 15, 1994
         (incorporated by reference to Exhibit 3.1.7 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1994).

4.1.8 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on May 14, 1996, changing the name of the Company to

         DynamicWeb Enterprises, Inc. (incorporated by reference to
         Exhibit 3.2.3 filed with Registrant's Annual Report on Form 10-KSB for the Year ended December 31, 1995).

4.1.9    Certificate of Amendment and Restatement of Registrant's Certificate of
         Incorporation of DynamicWeb Enterprises, Inc., as filed with the Secretary of State of New Jersey on January 6, 1998 (incorporated by reference to Exhibit 3.1.9 filed with Registrant's Registration
         Statement on Form SB-2/A No. 4 filed on January 30, 1998).

4.1.10   Amendment to the Certificate of Incorporation of DynamicWeb
         Enterprises, Inc. dated August 6, 1998, as filed with the Secretary of State of New Jersey on August 7, 1998 (incorporated by reference to
         Exhibit 3.1.10 of Registrant's Registration Statement on Form S-2 filed on November 7, 1998).

4.2.1 Bylaws of Registrant adopted August 7, 1979 (incorporated by reference to Exhibit 3.2.1 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).

4.2.2 Amendments adopted March 8, 1982 to Bylaws of Registrant (incorporated by reference to Exhibit 3.2.2 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).

4.2.3    Amended and Restated Bylaws of Registrant adopted March 7, 1997
         (incorporated by reference to Exhibit 3.2.3 filed with Registrant's
         Annual Report on Form 10-KSB for the Year ended September 30, 1996).

4.2.4    Amendments adopted January 21, 1998 to the Bylaws of Registrant
         (incorporated by reference to Exhibit 3.2.4 of Registrant's
         Registration Statement on Form SB-2 filed on September 15, 1997 as amended by Registrant's Registration Statement on Form SB-2/A No. 5 filed on January 30, 1998).

5.1 Opinion of Brown Raysman Millstein Felder & Steiner LLP regarding legality

23.1     Consent of Brown Raysman Millstein Felder & Steiner LLP (included in
         Exhibit 5.1)

23.2     Consent of Richard A. Eisner & Company, LLP

24.1     Power of Attorney (included on signature page)

99.1     DynamicWeb Enterprises, Inc. 1997 Stock Option Plan For Outside Directors.


ITEM 9.  UNDERTAKINGS

         (a)  The undersigned Registrant hereby undertakes:

              (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                   (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                   (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                   (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

              (2) That for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Town of Fairfield, State of New Jersey, on February 4, 2000.


                                         DYNAMICWEB ENTERPRISES, INC.


                                         By: /s/ STEVEN L. VANECHANOS, JR.
                                                 Steven L. Vanechanos, Jr.
                                                   Chief Executive Officer


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven L. Vanechanos, Jr., James D. Conners, Steve Vanechanos, Sr., and Sarah Hewitt, Esquire, and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

By: /s/ STEVEN L. VANECHANOS, JR.                  February 4, 2000
Steven L. Vanechanos, Jr.
Chief Executive Officer and Director
(Principal Executive Officer)

By: /s/ STEVE VANECHANOS, SR.                        February 4, 2000
Steve Vanechanos, Sr.
Vice President, Treasurer,
Secretary and Director

/s/ NINA PESCATORE                                   February 4, 2000
Nina Pescatore
Controller

/s/ DENIS CLARK                                      February 4, 2000
Denis Clark
Director

/s/ FRANK T. DIPALMA                                 February 4, 2000
Frank T. DiPalma
Director

/s/ ROBERT DROSTE                                    February 4, 2000
Robert Droste
Director

/s/ KENNETH R. KONIKOWSKI                            February 4, 2000
Kenneth R. Konikowski
Director

/s/ ROBERT J. GAILUS                                 February 4, 2000
Robert J. Gailus
Director

                                  EXHIBIT INDEX

Number   Title
------   ------
4.1.1    Certificate of Incorporation of Registrant, as filed with the Secretary of State of New Jersey on August 7, 1979 (incorporated by reference to
         Exhibit 3.1.1 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.2 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on May 19, 1980
         (incorporated by reference to Exhibit 3.1.2 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.3 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on April 1981
         (incorporated by reference to Exhibit 3.1.3 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.4 Certificate of Amendment of Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on April 24, 1986
         (incorporated by reference to Exhibit 3.1.4 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.5 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on July 15, 1988
         (incorporated by reference to Exhibit 3.1.5 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.6 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on November 28, 1989
         (incorporated by reference to Exhibit 3.1.6 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1991).

4.1.7 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on August 15, 1994
         (incorporated by reference to Exhibit 3.1.7 filed with Registrant's
         Annual Report on Form 10-K for the Year ended December 31, 1994).

4.1.8 Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on May 14, 1996, changing the name of the Company to DynamicWeb Enterprises, Inc.
         (incorporated by reference to Exhibit 3.2.3 filed with Registrant's
         Annual Report on Form 10-KSB for the Year ended December 31, 1995).

4.1.9    Amendment to the Certificate of Incorporation of DynamicWeb
         Enterprises, Inc. dated August 6, 1998, as filed with the Secretary of State of New Jersey on August 7, 1998 (incorporated by reference to
         Exhibit 3.1.10 of Registrant's Registration Statement on Form S-2 filed on November 7, 1998).

4.2.1 Bylaws of Registrant adopted August 7, 1979 (incorporated by reference to Exhibit 3.2.1 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).

4.2.2 Amendments adopted March 8, 1982 to Bylaws of Registrant (incorporated by reference to Exhibit 3.2.2 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).

4.2.3    Amended and Restated Bylaws of Registrant adopted March 7, 1997
         (incorporated by reference to Exhibit 3.2.3 filed with Registrant's
         Annual Report on Form 10-KSB for the Year ended September 30, 1996).

4.2.4    Amended and Restated Bylaws of Registrant adopted January 21, 1998
         (incorporated by reference to Exhibit 3.2.4 of Registrant's
         Registration Statement on Form SB-2 filed on September 15, 1997 as amended by Registrant's Registration Statement on Form SB-2/A No. 5 filed on January 30, 1998).

5.1 Opinion of Brown Raysman Millstein Felder & Steiner LLP regarding legality.

23.1     Consent of Brown Raysman Millstein Felder & Steiner LLP (included in
         Exhibit 5.1).

23.2     Consent of Richard A. Eisner & Company, LLP.

24.1     Power of Attorney (included on signature page).

99.1     DynamicWeb Enterprises, Inc. 1997 Stock Option Plan For Outside
         Directors.